FIRST SUPPLEMENTAL TRUST INDENTURE

	This FIRST SUPPLEMENTAL TRUST INDENTURE, dated as of February __, 1997 (the "First Supplemental Indenture"), by and between COSO FUNDING CORP., a corporation organized under the laws of the state of Delaware ("Coso Funding"), and FIRST BANK NATIONAL ASSOCIATION, as trustee (the "Trustee"), a national banking association duly existing under the laws of the United States of America.

W I T N E S S E T H:

	WHEREAS, Coso Funding is a corporation established for the purpose of issuing notes (the "Notes"), as principal and as agent for the Partnerships, pursuant to the Trust Indenture, dated as of December 16, 1992 (the "Original Indenture"), between Coso Funding and the Trustee (as successor to Bank of America National Trust and Savings Association), as trustee; and

	WHEREAS, on December 16, 1992, Coso Funding issued and sold the Initial Notes in the aggregate principal amount of $560,245,000; and

	WHEREAS, the proceeds of the Initial Notes were used (i) to finance the purchase by Coso Funding of outstanding secured indebtedness of each of Coso Energy Developers, a California general partnership ("CED"), Coso Power Developers, a California general partnership ("CPD") and Coso Finance Partners, a California general partnership ("CFP"), (ii) to finance capital expenditures relating to each of such Partnership's Projects,
(iii) to fund certain reserves under the Indenture and (iv) to pay Transaction Costs; and

	WHEREAS, the principal and interest payments on the Initial Notes will be serviced by repayment of loans made by Coso Funding to the Partnerships, pursuant to separate Amended and Restated Credit Agreements, each dated as of December 16, 1992 (the "Original Credit Agreements"), with each of CFP, CED and CPD and guaranteed by the Partnerships; and

	WHEREAS, pursuant to the Original Indenture, the Partnerships have funded and maintained moneys in the Debt
Service Reserve Fund; and

	WHEREAS, Coso Funding and the Partnerships propose to amend and supplement the Original Indenture, the Original Credit
Agreements and other Financing Documents to permit the use of a Debt Service Reserve Letter of Credit to satisfy the obligation to maintain moneys in the Debt Service Reserve Fund; and

	WHEREAS, Section 10.02 of the Original Indenture permits Coso Funding and the Trustee to amend the Original Indenture in the manner contemplated by this First Supplemental Indenture upon approval by the holders of not less than 66-2/3% in aggregate principal amount of the Notes then Outstanding, by a supplemental indenture filed with, and in a form satisfactory to the Trustee, and such consent has been obtained.

	NOW THEREFORE, for and in consideration of the premises and the covenants herein contained, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders of the Notes, as follows:

A G R E E M E N T:

ARTICLE I
Definitions

	Capitalized terms used in this First Supplemental Indenture and not otherwise defined in this First Supplemental Indenture shall have the meanings assigned to such terms in the Original
Indenture.

ARTICLE II
Amendment

	Section 2.01  Revenue Fund.  Section 4.05(b)(9) of the
Indenture is hereby amended by deleting the current Section
4.05(b)(9) (but not deleting the last paragraph of Section
4.05(b)) and replacing such deleted provision with the following:

	(9)	from each Partnership's Revenue Account
(unless on such Note Payment Date funds have been transferred on behalf of such Partnership pursuant to clause (3) or Section 4.06(b), in which event no transfers shall be made pursuant to this clause (9)) in the following order of priority:

	(i)	first, to each of the other
Partnerships' Revenue Accounts, an amount equal to the amount due under the applicable Support Loan
Agreement;

	(ii)	second, to the Debt Service Reserve LOC
Provider, for interest then due and payable on any Debt Service Reserve LOC Loans made in respect of such Partnership's account of the Debt Service
Reserve Fund and for any fees and expenses then due and payable to the Debt Service Reserve LOC
Provider by such Partnership under the Debt
Service Reserve LOC Reimbursement Agreement;

	(iii)	third, subject to the limitations
set forth in Section 4.06(f)(ix), to the extent that funds are not available from a Partnership's
Revenue Account for the transfer described in clause (ii) immediately above, (A) if such Partnership is CED or CPD, (1) from the other of CED or CPD's Revenue Account to the deficient
Partnership's Revenue Account in an aggregate among equal to such deficiency, and (2) from CFP's
Revenue Account to the deficient Partnership's
Revenue Account, to the extent of any remaining deficiency after the application of clause (1) above; (B) if such Partnership is CFP, (1) from each of CED and CPD's Revenue Accounts to CFP's
Revenue Account, an amount equal to one-half of such deficiency, and (2) to the extent of any remaining deficiency should one of CED or CPD be unable to pay its share of CFP's deficiency, from the other of CED or CPD's Revenue Account to CFP's
Revenue Account; (C) if any two Partnerships experience such deficiency, and one of such Partnerships is CFP, from the third Partnership's
Revenue Account (x) first to the Revenue Account of the Partnership that is not CFP to the extent of any deficiency therein, and (y) second, to CFP's Revenue Account; and (D) if CED and CPD experience such deficiency, from CFP's Revenue
Account in accordance with the directions of the managing partner of CFP, which shall allocate amounts in its sole discretion;

in each case as set forth in the Revenue Transfer
Certificate.

	Section 2.02  Debt Service Reserve Letter of Credit.
Section 4.06 of the Indenture is hereby amended by adding a new
Section 4.06(f) which shall read as follows:

	(f)	(i)	A Debt Service Reserve Letter of
Credit may be issued to the Trustee by one or more commercial banks or other financial institutions to fulfill, to the extent of each Available Amount of such Debt Service Reserve Letter of Credit, the obligations of this Indenture to maintain amounts in the Debt Service Reserve Fund if the long-term senior unsecured debt obligations of the Debt
Service Reserve LOC Provider are rated at least
"A" by S&P and "A2" by Moody's.  The Debt Service
Reserve Letter of Credit shall expire not earlier than December 31, 2001. Any Debt Service Reserve
Letter of Credit shall provide for a revolving feature under which the Available Amount in respect of a Partnership will be reinstated to the extent of any repayment of principal on the Debt
Service Reserve LOC Loans to such Partnership in accordance with clause (A) of the first sentence of Section 4.06(f)(v) hereof. In the event that a Debt Service Reserve Letter of Credit is delivered to the Trustee, the Available Amount thereof in respect of each Partnership will be deemed to be deposited in such Partnership's account of the Debt Service Reserve Fund for purposes of determining if the obligations of such Partnership to fund or maintain amounts in such account have been satisfied.

		(ii)	One Business Day prior to each date
on which the Trustee is required to withdraw or transfer moneys from a Partnership's account of the Debt Service Reserve Fund under this
Indenture, to the extent that moneys then held in such Partnership's account of the Debt Service
Reserve Fund are insufficient to fund such withdrawal and transfer, the Trustee shall deliver to the Debt Service Reserve LOC Provider (i) a draft on the Debt Service Reserve Letter of Credit in an amount equal to the lesser of (A) the Available Amount of the Debt Service Reserve
Letter of Credit in respect of such Partnership or
(B) the amount of such deficiency and (ii) an appropriate certificate with respect thereto if required under the Debt Service Reserve Letter of Credit. Prior to making the other transfers contemplated by this Section 4.05(b), the Trustee shall deposit the moneys received from such draw on the Debt Service Reserve Letter of Credit in such Partnership's account of the Debt Service
Reserve Fund for use in accordance with this Indenture.

		(iii)	Forty-five (45) days after
written notice to the Trustee from the Debt
Service Reserve LOC Provider, Coso Funding or any
Noteholder that the long-term senior unsecured debt securities of such Debt Service LOC Provider is less than "A" as determined by S&P or "A2" as determined by Moody's (whether or not such day is a Note Payment Date), or if such day is not a Business Day, the next succeeding Business Day, provided that the Debt Service Reserve Letter of Credit has not been replaced with cash, permitted investments and/or another Debt Service Reserve
Letter of Credit issued by a new Debt Service
Reserve LOC Provider meeting the requirements of this Indenture, the Trustee shall deliver to the Debt Service Reserve LOC Provider on such date (i) a draft on the Debt Service Reserve Letter of Credit in an amount equal to the Total Available
Amount under the Debt Service Reserve Letter of
Credit and (ii) an appropriate certificate with respect thereto if required by the Debt Service
Reserve Letter of Credit. The Trustee shall deposit the moneys received from the Debt Service
Reserve LOC Provider in respect of each
Partnership in payment of such draft in such Partnership's account of the Debt Service Reserve
Fund to be applied in accordance with this Indenture and the Loan Instruments.

		(iv)	No more than five (5) Business Days
prior to December 31, 2001, prior to the transfers described in Section 4.06(d), the Trustee shall draw the lesser of (A) the Total Available Amount of any Debt Service Reserve Letter of Credit and
(B) the amount sufficient to discharge on December
31, 2001 all the obligations of Coso Funding and the Borrowers under the Indenture including without limitation all obligations for the principal of and interest on the Notes and the compensation of the Trustee, for deposit in the respective Partnership's account of the Debt
Service Reserve Fund.

		(v)	Repayment of principal on any Debt
Service Reserve LOC Loans shall be permitted only from moneys that (A) are transferred to the Debt
Service Reserve Fund pursuant to Sections
4.05(b)(6) or 4.05(b)(7) of this Indenture and then only to the extent that such repayment causes a reinstatement in the Available Amount in respect of a Partnership under the applicable Debt Service
Reserve Letter of Credit in an amount equal to the amount of principal so repaid, (B) are otherwise available for distribution to a Partnership pursuant to Section 4.05(b) of the Indenture or
(C) are not a part of the Trust Estate. Repayment of interest, fees or expenses to the Debt Service
Reserve LOC Provider shall be permitted only from moneys that (A) are paid to the Debt Service
Reserve LOC Provider pursuant to Sections
4.05(b)(9)(ii) or 4.05(b)(9)(iii) of this
Indenture, (B) are otherwise available for distribution to a Partnership pursuant to Section
4.08 of the Indenture or the last paragraph of
Section 4.05(b) of the Indenture or (C) are not a part of the Trust Estate.

		(vi)	The Available Amount in respect of
a Partnership may be reduced to the amount that results when the amount of cash and/or permitted investments on deposit in such Partnership's account of the Debt Service Reserve Fund is subtracted from the Debt Service Reserve Fund
Requirement of such Partnership. Any cash on deposit in the Debt Service Reserve Fund shall be used (or investments purchased with such cash shall be liquidated and the proceeds applied as required) prior to any drawing on any Debt Service
Reserve Letter of Credit. Upon delivery of moneys by or on behalf of a Partnership to the Trustee for deposit in such Partnership's account of the Debt Service Reserve Fund, the Trustee shall so deposit such moneys, provided that such moneys (i) have been distributed, or are available for distribution, to a Partnership pursuant to Section
4.08 of the Indenture or the last paragraph of
Section 4.05(b) of the Indenture or (ii) are not part of the Trust Estate, as certified to Trustee by an Authorized Representative of such Borrower.
If more than one Debt Service Reserve Letter of
Credit is delivered to the Trustee, drawings thereunder shall be allocated among such letters of credit as specified in a certificate by the Partnerships, or, in the absence of such a certificate, on a pro rata basis calculated by reference to the Total Available Amounts under such letters of credit.

		(vii)	On any Revenue Transfer Date
(after making the transfers and payments contemplated by section 4.05(b) hereof), upon receipt at least one day prior to such date of a Debt Service Reserve Transfer Certificate in the form of Exhibit J to this Indenture, the Trustee shall pay to the Debt Service LOC Provider from amounts available in the Debt Service Reserve Fund an amount as set forth in the Debt Service Reserve
Transfer Certificate for repayment of outstanding principal of Debt Service Reserve LOC Loans.

		(viii)	Upon issuance of a Debt
Service Reserve Letter of Credit to the Trustee in accordance with this Indenture, the Trustee, upon receipt of a certificate in the form of Exhibit K hereto, shall promptly distribute to the applicable Partnership moneys in such
Partnership's account of the Debt Service Reserve
Fund to the extent that such sum of all moneys in such account plus the Available Amount in respect of such Partnership of the Debt Service Reserve
Letter of Credit exceeds the Debt Service Reserve
Fund Requirement for such Partnership,
notwithstanding the fact that the date of such distribution is not a Distribution Date, provided, however, the Trustee shall only distribute such moneys to the extent that the aggregate of all moneys in the Debt Service Reserve Fund plus the Total Available Amount of the Debt Service Reserve
Letter of Credit exceeds the aggregate of the Debt
Service Reserve Fund Requirements for all the
Partnerships.

		(ix)	Upon receipt by the Trustee of a
certificate of Coso Funding or a Partnership obligated to make payments under Section
4.05(b)(9)(iii) of this Indenture to the effect that such obligation to make such payments has been terminated in accordance with the provisions of the applicable LOC Support Loan Agreement, transfers shall no longer be made pursuant to
Section 4.05(b)(9)(iii) from the Revenue Account of such Partnership.

	Section 2.03 Debt Incurred by Partnership. Section 6.04 of the Indenture is hereby amended by adding the following sentence at the end of such Section:

	Any Debt of any Partnership incurred or existing pursuant to clause (x) of Section 4.10(a) of such Partnership's Credit
Agreement shall (i) be subordinated as provided in, and shall include, the Terms of Subordination attached to such Credit Agreement as Exhibit G, and (ii) shall state that it complies with the applicable Credit Agreement.

	Section 2.04 Amendments to Definitions. Exhibit A of the Indenture is hereby amended by:

	(i)	in the definition of "Credit Agreement", inserting
the phrase ", as amended or supplemented" immediately after "1992" in each place where "1992" appears.

	(ii)	in the definition of "Mortgage", inserting the
phrase ", in each case as amended or supplemented," in the first line of such definition after the phrase "as the context requires,".

	(iii)	in the definition of "Subordinated Permitted
Indebtedness", deleting the phrase "(v) and (vi)" and replacing it with "(v), (vi) and (x)".

	(iv)	in the definition of "Partnership Documents",
inserting the phrase ", in each case as amended or supplemented" at the end of such definition immediately prior to the period.

	(v)	in the definition of "Pledge Agreements",
inserting the phrase ", in each case as amended or supplemented," in the second line of such definition after the phrase "as the context requires,".

	(vi)	in the definition of "Security Agreement",
inserting the phrase ", in each case as amended or supplemented," in the second line of such definition after the phrase "as the context requires,".

	(vii)	in the definition of "Support Loan
Agreement", inserting the phrase ", in each case as amended or supplemented," in the second line of such definition after the phrase "as the context requires," and inserting the phrase "(not including any LOC Support Loan Agreement)" after the phrase "any similar agreement" in each case where
"any similar agreement" appears.

	Section 2.05 New Definitions.. Exhibit A of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

	"Debt Service Reserve Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by the Debt Service Reserve LOC Provider in favor of the Trustee in support of any obligations to fund the Debt Service Reserve Fund under the Financing Documents.

	"Debt Service Reserve LOC Provider" means the commercial bank(s) or other financial institution(s) issuing the Debt Service Reserve Letter of Credit.

	"Debt Service Reserve LOC Reimbursement Agreement" means an agreement for the issuance of a Debt Service
Reserve Letter of Credit and reimbursement of any Debt
Service Reserve LOC Loans, fees and expenses between the Debt Service Reserve LOC Provider and one ore more of the Partnerships.

	"Debt Service Reserve LOC Loan" means each loan made by a Debt Service Reserve LOC Provider pursuant to the Debt
Service Reserve LOC Reimbursement Agreement in connection with a draw on the Debt Service Reserve Letter of Credit.

	"LOC Support Loan" means each loan obtained by one of the Partnerships from another of the Partnerships for use to pay principal of or interest on Debt Service Reserve LOC Loans or to pay fees or expenses in connection with a Debt Service Reserve LOC Reimbursement Agreement.

	"LOC Support Loan Agreement" means an agreement for the provision and repayment of LOC Support Loans in accordance with the requirements of the Indenture and the applicable
Credit Agreement.

	"Omnibus Agreement" means the Omnibus Acknowledgment and Agreement, dated as of the date hereof, among Coso
Funding, CFP, CED, CPD, the Trustee and the other parties thereto.

	"Available Amount" means, in relation to each Partnership, the maximum amount available to be drawn from time to time under the Debt Service Reserve Letter of Credit in respect of such Partnership.

	"Total Available Amount" means the aggregate maximum amount available to be drawn from time to time under the Debt Service Reserve Letter of Credit in respect of all the Partnerships.

	Section 2.06 Amended Exhibits. The Indenture is hereby amended by deleting the current Exhibit C and replacing it with the Exhibit C to this First Supplemental Indenture.

	Section 2.07 New Exhibits. The Indenture is hereby amended by adding, as new exhibits to the Indenture, Exhibits J and K attached to this First Supplemental Indenture.

ARTICLE III
Miscellaneous

	Section 3.01 Effect of First Supplemental Indenture. Upon the execution of this First Supplemental Indenture, the Indenture shall be modified in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes; and every Holder of Notes previously or thereafter authenticated and delivered under the Indenture shall be bound by the terms hereof. This First Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and hereby ratified, approved and confirmed. From and after the date hereof, whenever referred to in any Financing Document, the Indenture shall mean the Indenture as modified, amended and supplemented by this First Supplemental Indenture.

	Section 3.02  Headings for Convenience Only.  The
descriptive headings in this First Supplemental Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

	Section 3.03 Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

	Section 3.04  Applicable Law.  THIS FIRST SUPPLEMENTAL
INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF CALIFORNIA

	IN WITNESS WHEREOF, COSO FUNDING CORP. has caused this First Supplemental Indenture to be executed by its Senior Vice
President and its corporate seal to be hereunto affixed, attested by its Secretary or Assistant Secretary and the Trustee has caused this First Supplemental Trust Indenture to be executed by one of its duly authorized officers and its seal to be hereunto affixed, attested by one of its duly authorized officers, all as of the day and year first above written.

[SEAL]						COSO FUNDING CORP., as
							principal and as agent for the
							Partnerships


							By:_________________________
							Title:________________________
Attest:

____________________________
Title:

[SEAL]						FIRST BANK NATIONAL
							ASSOCIATION


							____________________________
							Trustee


							By:_________________________
							Title:________________________


Attest:

____________________________
Title: